EXHIBIT 10.124

                        MORTGAGE AND SECURITY AGREEMENT

       THIS MORTGAGE AND SECURITY AGREEMENT (the "Mortgage") dated as of this 18th day of October, is by and among READING & BATES DEVELOPMENT CO., a Delaware corporation whose mailing address is 901 Threadneedle, Suite 100, Houston, Texas 77079, and whose federal taxpayer identification number is 73-0797067 (hereinafter referred to as "Borrower"), and ENSERCH EXPLORATION, INC., a Texas corporation whose mailing address is 4849 Greenville Avenue, Suite 1500, Dallas, Texas 75206, and whose federal taxpayer identification number is 75-2556975 (the "Lender"), here present who accepts this Mortgage.

                                    Recitals

       WHEREAS, By assignments dated effective May 1, 1995 and entitled "Assignment and Bill of Sale"( the "Assignments"), Lender has assigned to Borrower certain leasehold interests in certain parcels of oil and gas leasehold acreage (which interests and leases are more particularly described in Exhibit "A" attached hereto) in exchange for Borrower's agreement to pay to Lender the sum of Eighteen Million Two Hundred Fifty Thousand and No/100($18,250,000.00) Dollars (the "Loan"), of which Six Million Two Hundred Fifty Thousand and No/100 ($6,250,000.00) has been paid and the remainder is evidenced by that certain Promissory Note of even date herewith executed by Borrower and payable to Lender in the principal amount of Twelve Million and No/100 ($12,000,000.00) Dollars (the "Note");

       WHEREAS, in order to secure the full and punctual payment and performance of the Indebtedness (as hereafter defined), the Borrower has agreed to execute and deliver this Mortgage and to grant a mortgage lien and continuing security interest in and to the Collateral (as hereafter defined);

        NOW, THEREFORE, in consideration of the premises, the Borrower and Lender agree as follows:

                                   ARTICLE 1.

                                 General Terms

       Section 1.1 Definitions. As used in this Mortgage, the terms "Assignments," "Borrower," "Lender," "Loan," "Mortgage," and "Note" shall have the meanings indicated above. As used in this Mortgage, the following additional terms shall have the meanings indicated:

        "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower (including without limitation accounts resulting from the sale of Hydrocarbons at the well head) now or hereafter
  arising  in  connection  with  the  sale  or  other  disposition  of   any
  Hydrocarbons, and further means all rights accrued, accruing or to accrue to receive payments of any and every kind under all Contracts, including without limitation bonuses, rents and royalties which are payable out of
  or  measured   by  production   of  any  Hydrocarbons   or  are  otherwise
  attributable to the Mineral Properties and all other revenues owing to the Borrower in connection with the Mineral Properties, including revenues from the treatment, transportation or storage of Hydrocarbons for third parties.

       "Advances" has the meaning set forth in Section 4.23 ("Advances by Lender") of this Mortgage.

       "Collateral" has the meaning set forth in Section 2.2 ("The Security Interests") of this Mortgage".

       "Collateral Documents" means collectively all mortgages, pledges, security agreements and other documents by which the Borrower grants Liens and security interests in immovable or movable property to the Lender.

       "Contracts" means all contracts, agreements, operating agreements, farm-out or farm-in agreements, sharing agreements, limited or general partnership agreements, area of mutual interest agreements, mineral purchase agreements, contracts for the sale, exchange, transportation or processing of Hydrocarbons, rights-of-way, easements, surface leases, salt water disposal agreements, service contracts, permits, franchises, licenses, pooling or unitization agreements, unit designations and pooling orders now in effect or hereafter entered into by the Borrower affecting any of the Mineral Properties, Equipment or Hydrocarbons now or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals produced from any lands affected by the Mineral Properties.

       "Default" means the occurrence of any of the events specified as an Event of Default, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

       "Equipment" means all equipment now owned or hereafter acquired by the Borrower and now or hereafter located on or used or held for use in connection with the Mineral Properties or in connection with the operation thereof or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons, including without limitation all wells, rigs, platforms, constructions, extraction plants, facilities, gas systems (for gathering, treating, injection and compression), water systems (for treating, disposal and injection), compressors, casing, tubing, rods, flow lines, pipelines, derricks, tanks, separators, pumps, machinery, tools and all other movable property and fixtures now or hereafter located upon and dedicated to be used (or held for use) in connection with any of the Mineral Properties, together with all additions, accessories, parts, attachments, special tools and accessions now and hereafter affixed thereto or used in connection therewith, and all replacements thereof and substitutions therefor.

       "Event of Default" has the meaning set forth in Section 5.1 ("Events of Default") of this Mortgage.

       "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Borrower related to the Mineral Properties, the Equipment or the Hydrocarbons, the operation of the Mineral Properties or the Equipment (whether the Borrower is operator or non-operator), or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons, or under which the proceeds of Hydrocarbons arise or are evidenced or governed, including, without limitation, (i) all contractual rights and obligations or indebtedness owing to the Borrower (other than Accounts) from whatever source arising in connection with the sale or other disposition of any Hydrocarbons, including all rights to payment owed or received by the Borrower pursuant to a "take-or-pay" provision or gas balancing arrangement, (ii) all Contracts and other general intangibles now or hereafter arising in connection with or resulting from Contracts, (iii) all insurance proceeds and unearned insurance premiums affecting all or any part of the Collateral, and (iv) all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral, including the right to assert and otherwise to be the plaintiff and proper party of interest to commence and prosecute such action (whether as claims, counterclaims or otherwise, and whether involving matters arising from casualty, condemnation, indemnification, negligence, strict liability, other tort, contract or in any other manner).

       "Hydrocarbons" mean all oil, gas, casinghead gas, condensate, distillate, other liquid and gaseous hydrocarbons, sulfur, and all other minerals, whether similar to the foregoing or not, produced, obtained or secured from or allocable to the Mineral Properties, and any products refined, processed, recovered or obtained therefrom, including oil in tanks.

       "Indebtedness" means the Note, that certain Payment Agreement of even date herewith by and between Borrower and Lender (the "Payment Agreement") and all other present and future amounts, liabilities and obligations of the Borrower to the Lender or to any successor or transferee thereof under or pursuant to the Note or the Payment Agreement, this Mortgage, the other Collateral Documents or otherwise, whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, direct or indirect, primary or secondary, fixed or contingent, and irrespective of the manner in which same may be incurred, including without limitation all promissory notes heretofore or hereafter executed by the Borrower in favor of Lender, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents, together with any and all renewals and extensions of such loans, advances, debts, obligations and liabilities or any part thereof. The Indebtedness includes without limitation all Advances and other amounts for which the Borrower is obligated under the terms of this Mortgage.

       "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

       "Mineral Properties" means the right, title and interest of Borrower in those certain interests described in Exhibit "A" hereto in the oil, gas and mineral leases described in Exhibit "A" hereto, together with all interests of the Borrower with respect to all unitization and pooling agreements and orders now or hereafter existing or which relate to those certain interests described in Exhibit "A", and all interests of the Borrower in agreements and rights pertaining to the use or occupation of the subsurface depths that relate to those certain interests described in Exhibit "A".

       "Mortgage" means this Mortgage and Security Agreement, as amended or supplemented from time to time.

       "Mortgaged Property" has the meaning set forth in Section 2.1 ("Hypothecation") of this Mortgage.

       "Permitted Liens" means the Security Interests; any other Liens in favor of the Lender; any validly perfected mechanic's and materialman's lien filed as of the date of this Mortgage; the Lien created by the Financing Statement executed by Borrower, as debtor, in favor of Lender and other parties, as Secured Party, securing certain obligations of Borrower under the Operating Agreement dated effective May 1, 1995; Liens permitted by the Lender in writing to be created or assumed or to otherwise exist on the Collateral (including without limitation the Liens permitted by the provisions of Section 4.3 ("Liens") hereof).

       "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

       "Proceeds" means all cash and non-cash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including without limitation all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

       "Proceeds of Runs" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

       "Security Interests" means the security interests in the Collateral granted hereunder securing the Indebtedness.

       "UCC" means the Uniform Commercial Code, Commercial Laws-Secured Transactions (Louisiana Revised Statutes 10:9-101 through 9-605) in the State of Louisiana, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Louisiana, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                                   ARTICLE 2.

                          Liens and Security Interests

       Section 2.1 Hypothecation. (a) In order to secure the full and punctual payment and performance of all present and future Indebtedness, the Borrower does by these presents specially mortgage, affect, hypothecate, pledge and assign unto and in favor of the Lender, to inure to the use and benefit of the Lender, the following described property, to-wit:

       (1) The Mineral Properties, together with all profits, products and proceeds, whether now or hereafter existing or arising, from the Mineral Properties.

       (2) The Borrower's rights in the improvements and other constructions now or hereafter located on the Mineral Properties, including without limitation the Equipment, to the extent (i) any such property should constitute or be deemed to constitute immovable property for the purposes of Louisiana law, including without limitation any buildings, platforms, structures, towers, rigs or other immovable property or component parts thereof, or (ii) any such property that is otherwise susceptible of mortgage pursuant to Louisiana Civil Code Article 3286 or Louisiana Mineral Code Article 203.

       The descriptions of the Mineral Properties contained in Exhibit "A" are qualified by the explanations contained in Exhibit 1 attached hereto and made a part hereof.

       All of the foregoing property and rights covered by and subject to this Mortgage are herein collectively referred to as the "Mortgaged Property."

       SUBJECT, however, to (i) the restrictions, exceptions, reservations, conditions, limitations and other matters, if any, set forth or specified in the specific descriptions of such properties and interests in Exhibit "A" (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are specified in Exhibit "A" and which are taken into consideration in computing any percentage, decimal or fractional interests set forth in Exhibit "A"), and
  (ii) the condition that the Lender shall not be liable in any respect hereunder for the performance of any covenant or obligation of the Borrower in respect of the Mortgaged Property.

       The Mortgaged Property is to remain so specially mortgaged, affected and hypothecated unto and in favor of Lender until the full and final payment or discharge of the Indebtedness, and Borrower is herein and hereby bound and obligated not to sell or alienate the Mortgaged Property to the prejudice of this act.

       (b) In the event that the Borrower acquires additional undivided interests in some or all of the Mineral Properties, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in the Mineral Properties without need of further act or document. Further, in the event the Borrower becomes the owner of an interest in any part of the land described either in Exhibit A or in the documents described in Exhibit A or otherwise subject to or covered by the Mineral Properties, this Mortgage shall automatically encumber such ownership interest of the Borrower without need of further act or document.

       Section 2.2 The Security Interests. In order to secure the full and punctual payment and performance of all present and future Indebtedness, the Borrower hereby grants to the Lender a continuing security interest in and to all right, title and interest of the Borrower in, to and under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located:

          (1)   the Mineral Properties;

          (2)   the Accounts;

          (3)   the Hydrocarbons;

          (4)   the Equipment;

          (5)   the General Intangibles (including the Contracts);

          (6) all engineering, seismic, reserve, production, accounting, title and legal data, reports and all books and records in any form (including, without limitation, customer lists, credit files, computer programs, tapes, disks, punch cards, data processing software, transaction files, master files, printouts and other computer materials and records) of the Borrower pertaining to any of the Mineral Properties or Collateral; and

          (7) all Proceeds and products of all or any of the Collateral described in clauses 1 through 6 hereof.

       The term "Collateral" means each and all of the items and property rights described in clauses 1-7 above, together with the Mortgaged Property.

       Section 2.3 Assignment. To further secure the full and punctual payment and performance of all present and future Indebtedness, up to the maximum amount outstanding at any time and from time to time set forth in
  Section 2.5 ("Maximum Amount") below, the Borrower does hereby absolutely, irrevocably and unconditionally pledge, pawn, transfer and assign to the Lender all monies which accrue after 8:00 a.m. Central Time, U.S.A., on the date of this Mortgage, attributable to the Borrower's interest in the Mineral Properties and all present and future rents therefrom (which rents include without limitation all royalties, delay rentals, shut-in payments and other payments which are rentals under Title 31 of the Louisiana Revised Statutes) and all proceeds of the Hydrocarbons (which proceeds include without limitation all payments for Hydrocarbons not yet delivered, such as those received pursuant to "take or pay" arrangements) and of the products obtained, produced or processed from or attributable to the Mineral Properties now or hereafter (which monies, rents and proceeds are referred to herein as the "Proceeds of Runs"). The Borrower hereby authorizes and directs all obligors or payors of any Proceeds of Runs to pay and deliver to Lender, upon request therefor by Lender, all of the Proceeds of Runs accruing to the Borrower's interest without further inquiry as to the rights of the Lender to receive the same and without any further action or consent on the part of Borrower; provided, however, that Lender hereby agrees that it shall not request that the Proceeds of Runs be paid directly to Lender unless and until there has occurred an Event of Default. The Borrower agrees that such obligors shall have no responsibility to see to the application of any funds so paid to Lender.

       Section 2.4 Condemnation. The Borrower hereby assigns to the Lender any and all awards that may be given or made in any proceedings by any legally constituted authority to condemn or expropriate the Collateral, or any part thereof, under power of eminent domain, and if there is such a condemnation or expropriation, the Lender may, at its election, either pay the net proceeds thereof toward the payment of the Indebtedness or pay the net proceeds thereof to the Borrower.

       Section 2.5 Maximum Amount. (a) The maximum amount of the Indebtedness that may be outstanding at any time and from time to time that this Mortgage secures, including without limitation as a mortgage and as a collateral assignment, and including any Advances made and included within the Indebtedness, is Fifteen Million and No/100 ($15,000,000.00) Dollars.

       (b) The Borrower acknowledges that this Mortgage secures all Indebtedness under or pursuant to the Note, the Payment Agreement, this Mortgage or the other Collateral Documents, whether such loans or advances made or incurred by the Lender are optional or obligatory by the Lender. This Mortgage is and shall remain effective until all of the amounts, liabilities and obligations, present and future, comprising the
  Indebtedness have been incurred and are extinguished. When no Indebtedness secured by this Mortgage exists, this Mortgage shall terminate, Borrower shall have no further obligation hereunder and Lender shall promptly cause this Mortgage to be released of record.

       Section 2.6 Delivery of Transfer Orders. Independent of the other provisions and authorities herein granted, the Borrower agrees to execute and deliver any and all transfer orders, letters in lieu thereof, division orders and other instruments that may be requested by Lender or that may be required by any purchaser of any Hydrocarbons for the purpose of effectuating payment of the Proceeds of Runs to Lender. If under any existing sales agreements, other than division orders or transfer orders, any Proceeds of Runs are required to be paid by the purchaser or any other payor to the Borrower so that under such existing agreements payment cannot be made of such Proceeds of Runs to Lender, upon the occurrence of an Event of Default, the Borrower's interest in all Proceeds of Runs under such sales agreements and in all other Proceeds of Runs which for any reason may be paid to the Borrower shall, when received by the Borrower, constitute trust funds in the Borrower's hands and shall be immediately paid over to Lender.

       Section 2.7 Change of Purchaser. Should any Person now or hereafter purchasing or taking Hydrocarbons fail to make payment promptly to Lender of the Proceeds of Runs, Lender shall have the right to make, or to require Borrower to make, a change of connection and the right to designate or approve the purchaser with those facilities a new connection shall be made, and Lender shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

       Section 2.8 Application. All Proceeds of Runs from time to time in the hands of Lender shall be applied by it toward the payment and prepayment of all Indebtedness at such times and in such manner as Lender deems advisable, may be held by Lender pending a resolution of any dispute as to Lender's right to collect such Proceeds of Runs, or may be delivered by Lender to the Borrower without in any way reducing or paying the Indebtedness.

       Section 2.9 Payment of Proceeds. In the event that, for any reason, the Lender, upon the occurrence of an Event of Default, should elect with respect to all or particular Mineral Properties or Contracts not to exercise immediately its right to receive Proceeds of Runs, then the purchasers or other Persons obligated to make such payment shall continue to make payment to the Borrower until such time as written demand has been made upon them by the Lender that payment be made direct to the Lender. Such failure to notify such purchasers or other Persons shall not in any way waive, remit or release the right of the Lender to receive any payments not theretofore paid over to the Borrower before the giving of written notice. In this regard, in the event payments are made direct to the Lender, and then, at the request of the Lender payments are, for a period or periods of time, paid to the Borrower, the Lender shall nevertheless have the right, effective upon written notice, to require future payments be again made to it.

       Section 2.10 Limitation of Liability. The Lender and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Proceeds of Runs and from all other responsibility in connection therewith, except the responsibility of each to account (by application upon the Indebtedness or otherwise) to the Borrower for funds actually received. The Borrower agrees to indemnify and hold harmless Lender against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that such parties received, either before or after payment and performance in full of the Indebtedness, funds from the production of Hydrocarbons or the Proceeds of Runs claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and the Lender shall have the right to defend against any such claims or actions, employing attorneys of Lender's own selection and if not furnished with indemnify satisfactory to them, the Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by the Lender in compromise, satisfaction or discharge of any such claim, actions or judgments, and all court costs, attorneys' fees and other expenses of every character expended by the Lender pursuant to the provisions of this Section shall be a demand obligation (which obligation the Borrower hereby expressly promises to pay) owing by the Borrower to such parties and shall bear interest, from the date expended until paid, at the rate described in
  Section 4.23 ("Advances by Lender") hereof.

       Section 2.11 Duty to Perform. Nothing herein contained shall detract from or limit the obligation of the Borrower to make prompt payment of the Indebtedness at the time and in the manner provided herein. The Borrower will do and perform every act required of it by this Mortgage at the time or times and in the manner specified.

       Section 2.12 No Liability. The foregoing mortgage Liens and Security Interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

       Section 2.13 Priority. Notwithstanding any other provision in this Mortgage, Lender hereby agrees that this Mortgage shall in all respects be subordinate to that Permitted Lien granted by Borrower in favor of Lender and other parties under and pursuant to Article 6.3 of the Operating Agreement dated effective May 1, 1995 to which Lender and Borrower are parties.

                                   ARTICLE 3.

                         Representations and Warranties

       The   Borrower  represents   and   warrants  to   the   Lender  (such
  representations and warranties are limited to the best of Borrower's knowledge with respect to Sections 3.1, 3.2, 3.3, 3.7, 3.8 and 3.9) that:

       Section 3.1 Title. The Collateral (including without limitation the Mineral Properties) is accurately, completely, adequately and sufficiently described herein and in Exhibit "A" as required by all applicable laws for this Mortgage to create a Lien on all of the Collateral. The execution, delivery and performance of this Mortgage and the creation of the liens hereunder do not violate any provision of or constitute a default under any operating agreement or other instrument affecting or comprising any of the Collateral or to which the Borrower is a party. The Borrower represents and warrants to the Lender that (a) the Mineral Properties described in Exhibit "A" hereto are valid, subsisting leases and contracts, in full force and effect, (b) all producing wells located on the lands described in Exhibit "A" have been drilled, operated and produced in conformity with all applicable laws, rules and regulations of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production, and that such wells are in fact bottomed under and are producing from, and the well bores are wholly within, lands described in Exhibit "A" (or in the case of wells located on properties unitized therewith, such unitized properties), (c) upon approval of the Assignments by the United States of America Department of Interior, Minerals Management Service, the Borrower, to the extent of the interest specified in Exhibit "A", shall have legal, valid and defensible title to each property right or interest constituting the Mineral Properties and the respective gross working interests and net revenue interests of the Borrower in and to the Hydrocarbons as set forth on Exhibit "A" hereto, and the Borrower's percentage interests in the Mineral Properties, cash flow, net income and other distributions and in the cost of exploration, development and production, all as set forth in Exhibit "A" hereto, are true and correct in all material respects and accurately reflect the respective interests to which the Borrower is legally entitled, (d) the Borrower is not obligated, by virtue of any prepayment under any contract providing for the sale by the Borrower of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor and (e) no agreement, contract or instrument set forth in Exhibit "A" contains any provision which would prevent the practical realization of the benefits of this Mortgage as to the Collateral. With respect to all wells existing on the date hereof, such shares of production and expenses are not subject to change (pursuant to non-consent provisions of operating agreements described in Exhibit "A" or otherwise) except, and only to the extent that, such changes are expressly described in Exhibit "A".

       Section 3.2 No Liens Except for Permitted Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and the other Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral has been executed by the Borrower. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Lender or its designee may have possession of Collateral as contemplated hereby.

       Section 3.3 Rents; Royalties. All rents, royalties and other payments (except for those which are being contested in good faith and by appropriate proceedings and for which the Borrower has established adequate reserves and so long as the payment of same is not a condition to be met in order to maintain an oil, gas and/or other mineral lease or other agreement in force) due and payable under the Mineral Properties which are productive of oil and/or gas (or are included in units productive of oil and/or gas) and all other oil, gas and/or mineral leases, contracts and other agreements forming a part of the Mortgaged Property, have been and are being properly and timely paid, and the Borrower is not in default with respect to any obligations (and the Borrower is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts and other agreements, or otherwise attendant to the ownership or operation of the Collateral, where such default could adversely affect the ownership or operation of the Collateral to which such obligations relate. The Borrower is not currently accounting (and does not anticipate accounting) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) where such payments are based other than on proceeds received by Borrower from sale; the Borrower has advised the Lender in writing of situations, if any, where a contingent liability to account in such manner may exist.

       Section 3.4 No Limitations on Payments for Production. Except as otherwise specifically disclosed to the Lender in writing with respect to any particular part of the Mineral Properties, (i) neither Borrower, nor its predecessors in title, have received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for any Hydrocarbons produced or to be produced from the Mineral Properties after the date hereof; (ii) none of the Mineral Properties is subject to any contractual or other arrangement whereby payment for production is to be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil not in excess of sixty (60) days, and in the case of gas not in excess of ninety (90) days); (iii) none of the Mineral Properties is subject to a gas sales contract which contains terms which are not customary in the industry; (iv) none of the Mineral Properties is subject at the present time to any regulatory refund obligation and, to the best of Borrower's knowledge, no facts exist which might cause the same to be imposed; (v) none of the Mineral Properties is subject to an arrangement or agreement under which any purchaser or other Person is entitled to "make-up" or otherwise receive deliveries of Hydrocarbons at any time after the date hereof without paying at such time the full contract price therefor; and
  (vi) no Person is entitled to receive any portion of the interest of the Borrower in any Hydrocarbons or to receive cash or other payments from the Borrower to "balance" any disproportionate allocation of Hydrocarbons under any operating agreement, gas balancing and storage agreement, gas processing or dehydration agreement, or other similar agreements. Lender acknowledges that Borrower may be obligated to escrow a portion of the proceeds of the Hydrocarbons for certain plugging and abandonment obligations.

       Section 3.5 Consents and Preferential Rights. There are no preferential purchase rights held by third parties affecting any part of the Collateral or rights of third parties to prohibit the pledge or mortgage of any part of the Collateral without the consent of such third parties, other than as set out in the Operating Agreement dated effective May 1, 1995 to which Lender and Borrower are parties.

       Section 3.6 No Inconsistent Agreements. The Borrower has not performed any acts or signed any agreements which might prevent the Lender from enforcing any of the terms of this Mortgage or which would limit the Lender in any such enforcement.

       Section 3.7 Status of Contracts. All of the Contracts and obligations of the Borrower that relate to the Mineral Properties (i) are in full force and effect and constitute legal, valid and binding obligations of the Borrower, and (ii) neither the Borrower nor, to the knowledge of the Borrower, any other party to the Contracts (a) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder or (b) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any Contract.

       Section 3.8 Accounts. The Accounts represent bona fide obligations of the respective account debtors, which obligations are free and clear of any set off, compensation, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, and arose in the ordinary course of the Borrower's business.

       Section 3.9 Status of Equipment. The Equipment, fixtures and other tangible personal property forming a part of the Collateral are in good repair and condition and are adequate for the normal operation of the Collateral in accordance with prudent industry standards; all of such Collateral is located on the Mineral Properties, except for that portion thereof which is located elsewhere (including that usually located on the Mineral Properties but now temporarily located elsewhere) in the course of the normal operation of the Mineral Properties.

       Section 3.10 Name. The corporate name of the Borrower as it appears in its Articles of Incorporation is as it appears on page 1 of this Mortgage.

       Section 3.11 Taxpayer Identification Number. The federal taxpayer identification number of the Borrower is as follows: -73-0797067.

       Section 3.12 Chief Executive Office. The chief executive office of the Borrower is located at 901 Threadneedle, Suite 200, Houston, Texas 77079.

       Section 3.13 Filing Location. When UCC financing statement(s) have been filed in the offices of a Louisiana Clerk of Court (or, in the case of Orleans Parish, the Recorder of Mortgages), the Security Interests shall constitute perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing in the Uniform Commercial Code records of Louisiana, prior to all other Liens and rights of others therein except for the Permitted Liens to the extent that such priority is afforded by the UCC or otherwise.

                                   ARTICLE 4.

                                   Covenants

       The Borrower covenants and agrees as follows:

       Section 4.1 Taxes. The Borrower will pay and discharge promptly when due all taxes, license fees, assessments and governmental charges or levies imposed upon it or upon its income or upon the Collateral or any part thereof (including production, severance, windfall profit, excise and other taxes assessed against or measured by the production of, or the value or proceeds of production of, Hydrocarbons; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge or levy if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if the contesting party shall have set up reserves therefor adequate under generally accepted accounting principles (provided that such reserves may be set up under generally accepted accounting principles).

       Section 4.2 Insurance. The Borrower will procure and maintain for the benefit of the Lender and Borrower original paid-up insurance policies against such liabilities, casualties, risks and contingencies, in such amounts and form and substance, with such financially sound and reputable companies, and with such expiration dates, as are reasonably acceptable to the Lender, and containing a noncontributory standard mortgagee clause or its equivalent in favor of the Lender. The Borrower will at all times maintain costs of regaining control of well insurance or similar insurance to the extent customary in the industry in the pertinent area of operations. Each policy shall contain an agreement by the insurer not to cancel or amend the policy without giving the Lender at least thirty (30) days' prior written notice of its intention to do so. Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower in form and substance reasonably satisfactory to the Lender and if requested will furnish the Lender original certificates of insurance and/or copies of the applicable policies and all renewals thereof. In the event the Borrower should, for any reason whatsoever, fail to keep the corporeal
  (tangible) Collateral or any part thereof so insured, or to keep said policies so payable, or fail to deliver to the Lender the original or certified policies of insurance and the renewals therefor upon demand, then the Lender, if it so elects, may itself have such insurance effected in such amounts and with such companies as it may deem proper and may pay the premiums therefor (as an Advance as defined hereinbelow). The Borrower will notify the Lender immediately in writing of any material blowout, fire or other casualty to or accident involving the Mortgaged Property, the Equipment or the Hydrocarbons, whether or not such blowout, fire, casualty or accident is covered by insurance. Further, the Borrower will notify promptly the Borrower's insurance company and submit an appropriate claim and proof of claim to the insurance company if such a casualty or accident occurs. In the event of any loss on any of such policies, the Lender may, at its election, either apply the net proceeds thereof toward the payment of the Indebtedness or pay the net proceeds thereof to the Borrower, either wholly or in part, and under such conditions as the Lender may determine to enable the Borrower to repair or restore the Collateral.

       Section 4.3 Liens. The Borrower will not create, incur, assume or permit to exist any Lien on any portion of the Collateral, except for (i) the Lien and Security Interests hereof and the Permitted Liens, (ii) taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in compliance with the preceding Section 4.1 ("Taxes"), (iii) defects or irregularities of title and Liens which are not such as to interfere materially with the development, operation or value of the Mortgaged Property or the title thereto, (iv) those imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which would secure obligations not more than ninety (90) days past due or which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves shall have been set aside on its books, (v) those arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation, (vi) utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character as the Mortgaged Property and which do not in any material way affect the merchantability of the same or interfere with the use thereof and the business of the Borrower, and (vii) those consented to in writing by the Lender.

       Section 4.4 Sale. Except for (i) sales of severed Hydrocarbons in the ordinary course of the Borrower's business on the best terms which would be available in bona fide and arms length transactions with third parties not affiliated with the Borrower (which in the case of production which is subject to price controls or is sold in accordance with customary industry practice pursuant to long term purchase contracts, shall be determined giving consideration to such matters), (ii) dispositions made in connection with a permitted (as provided below) release, surrender or abandonment of a lease, or (iii) in the absence of an Event of Default, collection of Accounts and General Intangibles, the Borrower will not sell, convey, lease or otherwise transfer or dispose of all or any portion of the Collateral without the written consent of Lender (which consent shall not be unreasonably withheld).

       Section 4.5 Compliance with Laws and Covenants. The Borrower will observe and comply with all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, certificates, franchises, permits, licenses, authorizations, directions and requirements of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers domestic or foreign, applicable to the Borrower or to the Collateral, except those being contested in good faith.

       Section 4.6 Payment of Debts. The Borrower will cause all debts and liabilities of any character (including, without limitation, all debts and liabilities for labor, material and equipment used or furnished for use on the Mortgaged Property) incurred in the operation, maintenance and development of the Collateral to be paid within ninety (90) days after same becomes due. The Borrower may, however, delay paying or discharging any such debts and liabilities so long as the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and the Borrower has established adequate reserves therefor in accordance with generally accepted accounting principles and so long as the payment of same is not a condition to be met in order to maintain an oil, gas and/or mineral lease in force.

       Section 4.7 Operation of the Mortgaged Property. Whether or not the Borrower is the operator of the Mortgaged Property, the Borrower will, at the Borrower's own expense, (a) do all things necessary to keep unimpaired the Borrower's rights in the Mortgaged Property (subject to any permitted abandonment provisions hereinbelow), (b) use its best efforts to cause the lands described in Exhibit "A" to be maintained, developed, protected against drainage, and continuously operated for the production of hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices and applicable operating agreements, and (c) cause to be paid, promptly as and when due and payable, all rentals and royalties payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation or development of the Mortgaged Property. The Borrower will observe and comply with all terms and provisions, express or implied, of the Mineral Properties, and all agreements and contracts of any type relating to the Mortgaged Property, in order to keep the same in full force and effect, including, without limitation, maintenance of productive capacity of each well or unit comprising the Mortgaged Property, and will not, without the prior written consent, which consent shall not be unreasonably withheld, of the Lender, surrender, abandon or release (or otherwise reduce its rights under) any such lease, in whole or in part, so long as any well situated thereon (whether or not such well is located on the Mineral Properties), or located on any unit containing all or any part of such leases, is capable (or is subject to being made capable through drilling, reworking or other operations which it would be economically feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage); provided, however that the Borrower may, to the extent expressly required by the terms of any such lease under a "Pugh clause" or similar provision, or to the extent otherwise required by law, confirm to the lessor thereof that the lease has by its terms terminated as to any specified portion thereof on which no such well exists. Without the express prior written consent of the Lender, which consent shall not be unreasonably withheld, Borrower will not abandon or consent to the abandonment of any well producing from the Mortgaged Property (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage but considering the cost of such drilling, reworking and other operations). The Borrower will not without the express prior written consent of the Lender, which consent shall not be unreasonably withheld, elect not to participate in a proposed operation on the Mortgaged Property where the effects of such election would be the forfeiture either temporarily (i.e., until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Property.

       Section 4.8 Pooling and Unitization. The Borrower has the right, and is hereby authorized, to pool or unitize all or any part of any tract of land described in Exhibit "A", insofar as relates to the Mortgaged Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Borrower, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in proportion to the respective surface areas thereof; and provided further that the Borrower shall not be entitled to form any such unit without the written consent of the Lender (which consent shall not be unreasonably withheld) if the effect of such formation would be to decrease the amount of Hydrocarbons which would be subject to this Mortgage. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, the Borrower shall furnish to the Lender a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Lender may reasonably request. The interest in any such unit attributable to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the Lien hereof in the same manner and with the same effect as though such unit and the interest of the Borrower therein were specifically described in Exhibit "A". The Borrower may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Lender.

       Section 4.9 Contracts. The Borrower will not enter into any operating agreement, other than the Operating Agreement dated effective May 1, 1995 entered into by and between Lender, Borrower and other parties, or other Contract which materially adversely affects the Collateral or the Mineral Properties, or which is not in the ordinary course of business. The Borrower will promptly take all action necessary to enforce or secure the observance or performance of any term, covenant, agreement or condition to be observed or performed by third parties under any Contract, or any part thereof, or to exercise any of its rights, remedies, powers and privileges under any Contract, all in accordance with the respective terms thereof. The Borrower will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

       Section 4.10 Condition of Equipment. The Borrower will maintain, preserve and keep the Equipment at all times in thorough repair and good working order and condition, and from time to time make all needful repairs, renewals and additions so that its value and the Security Interests shall at no time become impaired.

       Section 4.11 Accounts Collection. The Borrower shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Subject to the rights of the Lender hereunder if an Event of Default shall have occurred and be continuing, the Borrower may allow in the ordinary course of business as adjustments to amounts owing under its Accounts an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Borrower finds appropriate in accordance with sound business judgment in accordance with the Borrower's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by the Borrower or the Lender, shall be borne by the Borrower.

       Section 4.12 Governmental Accounts. If the Collateral is or becomes subject to the Federal Assignment of Claims Act, the Borrower will immediately notify the Lender thereof in writing and execute all instruments and take all steps required by the Lender to comply with that act.

       Section 4.13 Accounts Aging. The Borrower will from time to time at the request of the Lender furnish the Lender with a schedule of the Accounts which shall include the names and addresses of each account debtor. The Lender shall also have the right to make test verification of the Accounts or any portion thereof. The Borrower at its expense shall furnish to the Lender from time to time upon request by the Lender a listing and aging of all Accounts.

       Section 4.14 Right of Inspection and Information. The Borrower will permit any officer, employee or agent of the Lender to visit and inspect the Collateral, examine the books of record and accounts of the Borrower, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower with the Borrower's officers, accountants and auditors, and the Borrower will furnish information concerning the Collateral, including schedules of all internal and third party information identifying the Collateral (such as, for example, lease and well names and numbers assigned by the Borrower or the operator of any Mineral Properties, division orders and payment names and numbers assigned by purchasers of the Hydrocarbons, and internal identification names and numbers used by the Borrower in accounting for revenues, costs and joint interest transactions attributable to the Mineral Properties), all on reasonable notice, at such reasonable times without hindrance or delay and as often as the Lender may reasonably desire. The Borrower will furnish to the Lender promptly upon request and in the form and content specified by the Lender lists of purchasers of Hydrocarbons and other account debtors, schedules of Equipment and other data concerning the Collateral as the Lender may from time to time specify.

       Section 4.15 Financial Statements and Reports. The Borrower will furnish to the Lender promptly upon the request of the Lender, all regular financial statements, reports, budgets and such other information regarding the business and affairs and financial condition of the Borrower as the Lender may reasonably request. All financial statements shall be in such detail as the Lender may reasonably request and shall conform to generally accepted accounting principles applied on a consistent basis, except only for such changes in accounting principles or practice with which the independent certified public accountants concur.

       Section 4.16 Further Assurances. The Borrower will keep the Lien of this Mortgage valid and unimpaired except for the Permitted Liens. The Borrower will promptly (and in no event later than thirty (30) days after written notice from the Lender is received) (i) correct any defect, error or omission which may be discovered in the contents of this Mortgage or any financing statement relating thereto or in the execution or acknowledgment of this Mortgage or any financing statement; (ii) execute, acknowledge, deliver and record such further instruments (including, without limitation, further security agreements, financing statements, continuation statements and assignments of accounts, contract rights, general intangibles and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and to more fully identify and subject to the Liens hereof any property intended to be covered hereby, including without limitation any renewals, additions, substitutions, replacements or accessions to the Collateral; and (iii) execute, acknowledge, deliver and record any document or instrument (including specifically any financing statement) and obtain any consents necessary, desirable or proper to perfect, protect or preserve the Lien and Security Interests hereunder against the rights or interests of third persons.

       Section 4.17 Notice of Changes. The Borrower will not change its name, identity, federal tax identification number or corporate structure in any manner unless it shall have given the Lender at least thirty (30) days' prior written notice thereof.

       Section 4.18 Filing. The Borrower agrees that a carbon, photographic, facsimile, photostatic or other reproduction of this Mortgage or of a financing statement is sufficient as a financing statement. This Mortgage may be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Collateral, and shall also be effective as the financing statement covering minerals or the like (including oil and gas) and accounts subject to subsection (5) of Section 9-103 of the UCC, as amended, and similar provisions (if any) of the UCC as enacted in any other state where filing may be appropriate. The mailing address of the Borrower and the address of the Lender from which information concerning the Security Interests evidenced hereunder may be obtained are the respective addresses of the Borrower and the Lender set forth in Article 6. The Lender shall pay all costs of or incidental to the recording or filing of this Mortgage and of any financing, amendment, continuation, termination or other statements concerning the Collateral.

       Section 4.19 Collateral Indemnity. If the validity or priority of this Mortgage (except with respect to the Permitted Liens) or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Borrower will give prompt written notice thereof to the Lender and at the Borrower's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be considered Advances as provided in Section 4.23 ("Advances by Lender") hereof, and shall be a part of the Indebtedness.

       Section 4.20 Environmental Indemnity. To the extent of its interests in the Mineral Properties, the Borrower will defend, indemnify and hold Lender and its directors, officers, agents and employees harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including, without limitation, costs of suit, reasonable attorneys' fees and fees of expert witnesses) arising from or in connection with (i) the presence in, on or under or the removal from the Collateral of any hazardous substances or solid wastes (as hereafter defined), or any releases or discharges of any hazardous substances or solid wastes on, under or from such property, (ii) any activity carried on or undertaken on or off the Collateral, whether prior to or during the term of this Mortgage, and whether by the Borrower or any predecessor in title or any officers, employees, agents, contractors or subcontractors of Borrower or any predecessor in title, or any third persons at any time operating the Collateral or occupying or present on the Collateral, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transport or disposal of any hazardous substances or solid wastes at any time located or present on or under the Collateral or involving the use or operation of the Collateral, or (iii) any breach of any representation, warranty or covenant under the terms of this Mortgage. The foregoing indemnity shall further apply to any residual contamination on or under the Collateral, or affecting any natural resources, and to any contamination of the Collateral or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such hazardous substances or solid wastes, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, "CERCLA"), and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, "RCRA"); provided, in the event that the laws of the State of Louisiana establish a meaning for "Hazardous Substance," "Release," "Solid Waste" or "Disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. Without prejudice to the survival of any other agreements of the Borrower hereunder, the provisions of this Section shall survive the final payment of all Indebtedness and the termination of this Mortgage and shall continue thereafter in full force and effect.

       Section 4.21 Release of Collateral. The Lender may at any time and without notice to the Borrower, release any part of the Collateral from the effect of this Mortgage, or grant an extension or deferment of time for the discharge of any obligation hereunder (or other Indebtedness), without affecting the liability of the Borrower hereunder.

       Section  4.22  Taxation   of  Mortgage.    In  the  event   that  any
  governmental authority shall impose any taxation of mortgages or the indebtedness they secure, the Borrower agrees to pay such governmental taxes, assessments or charges either to the governmental authority or to the Lender, as provided by law.

       Section 4.23 Advances by Lender. The Borrower authorizes the Lender in the Lender's discretion to advance any sums necessary for the purpose of paying (i) insurance premiums, (ii) taxes, forced contributions, service charges, local assessments and governmental charges, (iii) any Liens or encumbrances affecting the Collateral (whether superior or subordinate to the Lien of this Mortgage) other than Permitted Liens, (iv) necessary repairs and maintenance expenses or (v) any other amounts which are covered by Section 4.16 ("Further Assurances") or which the Lender deems necessary and appropriate to preserve the validity and ranking of this Mortgage, to cure any Defaults or to prevent the occurrence of any Default, or otherwise authorized by this Mortgage (collectively, the "Advances") of whatever kind; provided, however, that nothing herein contained shall be construed as making such Advances obligatory upon
  Lender, or as making Lender liable for any loss, damage, or injury resulting from the nonpayment thereof. The Borrower covenants and agrees that within five (5) days after demand therefor by the Lender, the Borrower will repay the Advances to the Lender, together with interest thereon at the rate of twelve (12%) percent per annum from the date incurred. All such Advances (and interest) shall be included in the
  Indebtedness secured hereby, subject to the maximum amount of the Indebtedness set forth above in Section 2.5 ("Maximum Amount").

                                   ARTICLE 5.

                              Default and Remedies

       Section 5.1 Events of Default. Any of the following events shall be considered an "Event of Default" as that term is used herein:

       (a) Principal and Interest Payments. The Borrower fails to make payment of any principal or interest installment on the Indebtedness to the Lender within fifteen (15) days after the same shall become due and payable.

       (b) Representations and Warranties. Any representation or warranty made by the Borrower proves to have been incorrect in any material respect as of the date thereof; or any representation, statement (including financial statements), certificate or data furnished or made by the Borrower (or any officer, accountant or attorney of the Borrower) under this Mortgage, proves to have been untrue in any material adverse respect, as of the date as of which the facts therein set forth were stated or certified.

       (c) Insurance. The Borrower fails to maintain at any time the insurance required by this Mortgage.

       (d) Alienation or Encumbrance of Collateral. The Borrower sells, conveys or otherwise transfers or disposes of all or any portion of the Collateral or grants any mortgage, security interest or other Lien (other than Permitted Liens) affecting all or any portion of the Collateral, or permits any judgment, Lien (other than Permitted Liens) or other encumbrance against all or any portion of the Collateral.

       (e)   Covenants.    The  Borrower   defaults  in  the  observance  or
  performance of any of the covenants or agreements contained in this Mortgage to be kept or performed by the Borrower (other than a default under Subsections (a) through (d) hereof), and such default continues unremedied for a period of 30 days after the notice thereof being given by the Lender to the Borrower.

       (f) Involuntary Bankruptcy or Receivership Proceedings. A receiver, conservator, liquidator or trustee of the Borrower, or of any of its property (including the Collateral), is appointed by order or decree of any court or agency or supervisory authority having jurisdiction; or an order for relief is entered against the Borrower under the Federal Bankruptcy Code; or the Borrower is adjudicated bankrupt or insolvent; or any material portion of the property (including the Collateral) of the Borrower is sequestered by court order and such order remains in effect for more than 60 days; or a petition is filed against the Borrower under any state, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation or receivership law of any jurisdiction, whether now or hereafter in effect, and such petition is not dismissed within 60 days.

       (g) Voluntary Petitions. The Borrower files a case under the Federal Bankruptcy Code or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any case or petition against it under any such law.

       (h)   Assignments for Benefit  of Creditors.   The Borrower  makes an
  assignment for the benefit of its creditors', or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Borrower or of all or any part of its property (including the Collateral).

       (i) Undischarged Judgments. Judgment for the payment of money in excess of $1,000,000 (which is not covered by insurance) is rendered by any court or other governmental body against the Borrower, and the Borrower does not discharge the same or provide for its discharge in accordance with its terms, or procure a stay of execution thereof within 30 days from the date of entry thereof, and within said 30-day period or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal while providing such reserves therefor as may be required under generally accepted accounting principles.

       (j) Attachment. A writ or warrant of executory process, fieri facias, attachment or any similar process shall be issued by any court against the Collateral, and such writ or warrant is not released or bonded within 10 days after its entry.

       (k)   Condemnation.    The Collateral,  or  any  portion  thereof, is
  condemned or expropriated under power of eminent domain by any legally constituted governmental authority.

       Section 5.2 Remedies. (a) Upon the happening of any Event of Default specified in the preceding Section (other than Subsections (f) or (g) thereof), the Lender may by written notice to the Borrower declare the entire principal amount of all Indebtedness then outstanding including interest accrued thereon to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower.

       (b) Upon the happening of any Event of Default specified in Subsections (f) or (g) of the preceding Section, the entire principal amount of all obligations then outstanding including interest accrued thereon shall, without notice or action by the Lender, be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Borrower.

       (c) Upon the occurrence of any Event of Default, the Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Borrower and in and to the Collateral, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the
  Lender: (i) institute proceedings for the complete foreclosure of this Mortgage in which case the Collateral or any part thereof may be sold for cash or upon credit in one or more portions; or (ii) to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Indebtedness not then due; or (iii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage; or (iv) apply for the appointment of a trustee, receiver, liquidator or conservator of the Collateral, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Indebtedness; (v) exercise its rights under Section
  2.3 ("Assignment") hereof; or (vi) pursue such other remedies as the Lender may have under applicable law.

       (d) The proceeds or avails of any sale made under or by virtue of this Section, together with any other sums which then may be held by the Lender under this Mortgage, whether under the provisions of this Section or otherwise, shall be applied in such manner as the Lender, in its sole discretion, shall determine.

       (e) Upon any sale made under or by virtue of this Section, the Lender may bid for and acquire the Collateral or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Lender is authorized to deduct under this Mortgage.

       Section 5.3 General Authority and Power of Attorney. The Borrower hereby irrevocably appoints the Lender its agent and attorney in fact, with full power of substitution, in the name of the Borrower or the Lender, for the sole use and benefit of the Lender, but at the Borrower's expense, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                   (i) to endorse the name of the Borrower upon any check, draft or other instrument payable to the Borrower evidencing payment upon any Accounts or General Intangible,

                   (ii) to demand, sue for, collect, receive and give acquittance for any and all Accounts and other monies due or to become due for or as Collateral or by virtue thereof,

                   (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral, and

                   (iv) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto.

             The aforesaid mandate and power of attorney, being coupled with an interest, is irrevocable so long as any of the Indebtedness remains outstanding.

              Section 5.4 Accounts and Contracts. While an Event of Default has occurred and is continuing, (i) the Borrower will make no material change to the terms of any Account or Contract without the prior written permission of the Lender, and (ii) the Borrower upon request of the Lender will promptly notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Account or General Intangible that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender or its designee.

              Section 5.5 Sale. Upon the occurrence of an Event of Default, the Lender may exercise all rights of a secured party under the UCC and other applicable law (including the Uniform Commercial Code as in effect in another applicable jurisdiction) and, in addition, the Lender may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral or any part thereof at public sale, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. The Lender may be the purchaser of any or all of the Collateral so sold at any public sale. The Borrower will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind and the Borrower, to the extent permitted by law, hereby specifically waives all rights of appraisal which it has or may have under any law now existing or hereafter adopted. The Borrower agrees that ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. The notice (if any) of such sale shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

              Section 5.6 Set-Off. Upon the occurrence of any Event of Default, the Lender shall have the right to set-off any funds of the Borrower in the possession of the Lender against any amounts then due by the Borrower to the Lender pursuant to the Mortgage.

              Section 5.7 Confession of Judgment. For purposes of foreclosure under Louisiana executory process procedures, the Borrower hereby acknowledges the Indebtedness and confesses judgment in favor of Lender for the full amount of the Indebtedness.

              Section 5.8 Expenses. The Borrower will pay all reasonable expenses, including but not limited to reasonable attorneys' fees, incurred in connection with the full protection and preservation of, and foreclosure, collection or other realization of or on, the Collateral or this Mortgage, or in connection with the enforcement of any of the Borrower's obligations or the Lender's rights and remedies set forth herein, whether or not suit or any foreclosure proceedings are filed. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower. All such expenses shall be treated as Advances as provided in Section 4.23 ("Advances by Lender") hereof and thus included in the Indebtedness secured hereby.

              Section 5.9 Keeper. In the event the Collateral, or any part thereof, is seized as an incident to an action for the recognition or enforcement of this Mortgage by executory process, ordinary process, sequestration, writ of fieri facias or otherwise, the Borrower and the Lender agree that the court issuing any such order shall, if petitioned for by Lender, direct the applicable sheriff to appoint as a keeper of the Collateral, the Lender or any agent designated by Lender or any person named by the Lender at the time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5131 through 5135 and 9:5136 through 5140.2, as the same may be amended, and Lender shall be entitled to all the rights and benefits afforded thereunder. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Collateral, an amount equal to 3% of the gross revenues of the Collateral, which shall be included as Indebtedness secured by this Mortgage. The designation of keeper made herein shall not be deemed to require Lender to provoke the appointment of such a keeper.

              Section 5.10 Waivers. The Borrower waives in favor of the Lender any and all homestead exemptions and other exemptions of seizure or otherwise to which Borrower is or may be entitled under the constitution and statutes of the State of Louisiana insofar as the Collateral is concerned. The Borrower further waives: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days' delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days' delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above.

              Section 5.11 Authentic Evidence. Any and all declarations of facts made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process. The Borrower specifically agrees that such an affidavit by a representative of the Lender as to the existence, amount, terms and maturity of the Indebtedness and of a default thereunder shall constitute authentic evidence of such facts for the purpose of executory process.

              Section 5.12 Assemble Collateral. For the purpose of enforcing any and all rights and remedies under this Mortgage the Lender may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral as directed by the Lender and make it available at a place designated by the Lender which is, in its opinion, reasonably convenient to the Lender and the Borrower, whether at the premises of the Borrower or otherwise, and Lender shall be entitled to specific performance of this obligation, (ii) to the extent permitted by applicable law of this or any other state, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Borrower's books and records relating to the Collateral, and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Borrower, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Borrower.

              Section 5.13 Limitation on Duty of Lender. Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith.

              Section 5.14 Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Lender may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

                                   ARTICLE 6.

                                 Miscellaneous

              Section 6.1 Notices. Any notice or demand which, by provision of this Mortgage, is required or permitted to be given or served to the Borrower or the Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case if made addressed to (i) the address of such party shown on page 1 hereof or
  (ii) Borrower or Lender at such different address(es) as shall have been designated by written notice actually received by Borrower or Lender, as applicable at least ten (10) days in advance of the date upon which such change of address shall be effective under this Section 6.1.

              Section 6.2 Amendment. Neither this Mortgage nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an authentic instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

              Section 6.3 Invalidity. In the event that any one or more of the provisions contained in this Mortgage shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage.

              Section 6.4 Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Mortgage shall operate as a waiver thereof.

              Section 6.5 Cumulative Rights. The rights and remedies of the Lender under this Mortgage and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

              Section 6.6 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Mortgage or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

              Section 6.7 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

              Section  6.8 Termination.   Upon  full and  final  payment and
  performance of the Indebtedness and the payment or redemption of the Note, or upon Lender's acquisition of the Mineral Properties (other than by reason of an Event of Default hereunder), this Mortgage shall terminate, and the Lender shall pay to the Borrower all amounts then remaining in the possession of the Lender from collections on or proceeds of the Collateral. Upon request of the Borrower, the Lender shall execute and deliver to the Borrower at the Borrower's expense such termination statements as the Borrower may reasonably request to evidence such termination.

              Section 6.9 Successors and Assigns. (a) All covenants and agreements contained by or on behalf of the Borrower in this Mortgage shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

              (b) This Mortgage is for the benefit of the Lender and for such other Person or Persons as may from time to time become or be the holder of the Note and the other Indebtedness, and this Mortgage shall be transferrable and negotiable, with the same force and effect and to the same extent as the Note may be transferrable, it being understood that, upon the transfer or assignment by the Lender of the Note (to the extent transfer is permitted thereby), the legal holder of such Note shall have all of the rights granted to the Lender under this Mortgage.

              (c) The Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but not be limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. Upon any transfer of all or any portion of the Indebtedness, the Lender may transfer and deliver any or all of the Collateral to the transferee of such Indebtedness and such Collateral shall secure any and all of the Indebtedness in favor of such a transferee then existing and thereafter arising, and after any such transfer has taken place, the Lender shall be fully discharged from any and all future liability and responsibility to the Borrower with respect to such Collateral, and the transferee thereafter shall be vested with all the powers, rights and duties with respect to such Collateral.

              Section 6.10 Governing Law. This Mortgage is made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

              Section 6.11 Certificates. The production of mortgage, conveyance, tax research or other certificates is waived by consent, and the Borrower and the Lender agree to hold me, Notary, harmless for failure to procure and attach same.

              Section  6.12   No  Paraph.    The  notes  and  other  written
  obligations that comprise a part of the Indebtedness have not been presented to me, Notary, for purposes of being paraphed herewith.

              THUS DONE AND PASSED as of the day and in the month and year hereinabove first written, in the presence of the undersigned witnesses who hereunto sign their names with the Borrower and Lender and me, Notary, after due reading of the whole.

  WITNESSES:                    READING & BATES DEVELOPMENT CO.


  _________________________     By:________________________________
  Name:____________________        D. C. Toalson
           (Please Print)          President


  _________________________     ENSERCH EXPLORATION, INC.
  Name:____________________
           (Please Print)
                                      By:________________________________
                                         R. L. Kincheloe
                                         Senior Vice President
                                         Offshore and International

                 _____________________________________________
                             Notary Public

                 My Commission Expires:_______________________


                                   EXHIBIT 1
                       TO MORTGAGE AND SECURITY AGREEMENT
                       BY READING & BATES DEVELOPMENT CO.

              The Borrower and the Lender hereby agree and affirm that this Introduction to Description of Properties is an explanation of the terminology, format and information contained in Exhibit "A" and that this instrument shall be construed as a whole with reference to the entirety of its provisions (including all Exhibits).

        0.1 This instrument covers the Borrower's entire interest in each of the mineral servitudes, mineral leases, mineral royalties and other mineral rights described in Exhibit A, as now owned or as hereafter acquired. The inclusion of the Borrower's "Net Revenue Interest," "Working Interest" and undivided leasehold interests, by the listing of percentage, decimal or fractional numbers or otherwise, as well as the inclusion of depth limitations, spacing unit designations and agreements, well names and well arabic numbers, are in some instances for purposes of certain representations of the Borrower contained in this instrument and are generally for descriptive purposes. The inclusion (or the inaccuracy thereof) of this information is not in any way a limitation or restriction on the interest of the Borrower being subjected to the lien and encumbrance of this instrument. In the event that the Borrower acquires additional undivided interests in some or all of such mineral or leasehold rights, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in such mineral or leasehold rights without need of further act or document.

        0.2 References in Exhibit "A" to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit "A" are to the official real property records of the parish or parishes in which the mortgaged property is located and in which records of such documents are or in the past have been customarily recorded, whether Conveyance Records, Oil and Gas Records, Mineral Lease Records, Oil and Gas Lease Records or other records.

        0.3 A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting or binding against the Lender.


                                  EXHIBIT "A"
                     TO MORTGAGE AND SECURITY AGREEMENT BY
                    READING & BATES DEVELOPMENT CO.

                              PROPERTY DESCRIPTION


  1. LEASE OCS-G 8504. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1986, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8504 covering all of Block 209, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                      Working Interest            13.333333%
                      Net Revenue Interest        11.616868%

  2. LEASE OCS-G 7049. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1984, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 7049 covering all of Block 254, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.000000%
                       Net Revenue Interest        17.3506665%

  3. LEASE OCS-G 8010. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8010 covering all of Block 298, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.00000%
                       Net Revenue Interest        17.35066%

  4. LEASE OCS-G 8012. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8012 covering all of Block 342, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.00000%
                       Net Revenue Interest        17.35066%

  5. LEASE OCS-G 8876. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of June 1, 1987, by and between the United States of America, as Lessor, and Hunt Petroleum Corporation, et al., as Lessees, bearing Serial No. OCS-G 8876 covering all of Block 297, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.000000%
                       Net Revenue Interest        16.833333%

  6. LEASE OCS-G 13171. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of May 1, 1991, by and between the United States of America, as Lessor, and Exxon Corporation, as Lessees, bearing Serial No. OCS-G 13171 covering all of Block 341, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.000000%
                       Net Revenue Interest        17.500000%

  7. LEASE OCS-G 13696. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1992, by and between the United States of America, as Lessor, and Exxon Corporation, as Lessees, bearing Serial No. OCS-G 13696 covering all of Block 210, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.000000%
                       Net Revenue Interest        17.500000%

  8. LEASE OCS-G 8000. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8000 covering all of Block 213, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.00000%
                       Net Revenue Interest        17.35066%

  9. LEASE OCS-G 8006. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Placid Oil Company, et al., as Lessees, bearing Serial No. OCS-G 8006 covering all of Block 258, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.00000%
                       Net Revenue Interest        17.35066%

  10. LEASE OCS-G 8005. That certain Oil and Gas Lease of Submerged Lands under the Outer Continental Shelf Lands Act made and effective as of July 1, 1985, by and between the United States of America, as Lessor, and Amerada Hess, et al., as Lessees, bearing Serial No. OCS-G 8005 covering all of Block 253, Green Canyon, OCS Official Protraction Diagram, NA 15-3.

                       Working Interest            20.000000%
                       Net Revenue Interest        16.500000%


  1.    WELLS:
                                        WORKING           REVENUE
                                        INTEREST          INTEREST

        A.    OCS-G 7049 #3             20.00000%         17.350665%
        B.    OCS-G 7049 #4             20.00000%         17.350665%
        C.    0CS-G 7049 #4ST1          20.00000%         17.350665%
        D.    0CS-G 7049 #5             20.00000%         17.350665%


  2.    TEMPLATE:

        That certain three well drilling template acquired, inter alia, by Seller for use in connection with the drilling of the OCS-G 7049 #5 Well.